Virtus KAR Equity Income Fund (the “Fund”),

a series of Virtus Equity Trust

Supplement dated December 19, 2025, to the Virtus Equity Trust Statutory Prospectus,

dated January 28, 2025, as supplemented

Important Notice to Investors

Effective January 1, 2026, the Fund will change its dividend distribution frequency to quarterly.

As a result, in the “Tax Status of Distributions” section of the Prospectus, the row for the Fund in the table on page 97 will be replaced with the following:

Fund	Dividend Paid
Virtus KAR Equity Income Fund	Quarterly

Investors should retain this supplement with the Prospectus for future reference.

VET 8019 KAR Equity Income Distribution Frequency Change (12/2025)